Exhibit 99.2 TREMONT MORTGAGE TRUST TRMT Nasdaq Listed First Quarter 2019 Supplemental Operating and Financial Data 675 Bering Drive, Houston, TX $15.2 Million First mortgage whole loan Closed June 2018 Tremont Mortgage Trust Confidential Supplemental Operating and Financial Data, March 31, 2019 All amounts in this report are unaudited 1

TABLE OF CONTENTS CORPORATE INFORMATION Page Company Profile 4 Investor Information 5 Research Coverage 6 Key Definitions 7 TABLE OF CONTENTS TABLE FINANCIALS First Quarter 2019 Highlights 9 Condensed Consolidated Balance Sheets 10 Condensed Consolidated Statements of Operations 11 Condensed Consolidated Statements of Cash Flows 12 Debt Summary 14 Reconciliation of Net Income (Loss) to Core Earnings (Loss) 15 PORTFOLIO OVERVIEW First Quarter 2019 Loan Originations and Portfolio Summary 17 Loan Investment Details 18 Loan Portfolio Diversification 19 Interest Rate Sensitivity 20 Capital Structure Overview 21 WARNING CONCERNING FORWARD-LOOKING STATEMENTS 22 Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, March 31, 2019 2

CORPORATE INFORMATION Holiday Inn Atlanta Airport North, Atlanta, GA $24.0 Million First mortgage whole loan Closed December 2018 ‹#›

COMPANY PROFILE The Company: Tremont Mortgage Trust, or TRMT, we, our or us, is a real estate investment trust, or REIT, that focuses on originating and investing in floating Corporate Headquarters: rate first mortgage whole loans secured by middle market and transitional commercial real estate, or CRE. We define middle market CRE as Two Newton Place commercial properties that have values up to $75.0 million and transitional CRE as commercial properties subject to redevelopment or 255 Washington Street, Suite 300 repositioning activities that are expected to increase the value of the properties. Newton, MA 02458-1634 (617) 796-8317 Management: Our Manager, Tremont Realty Advisors LLC, is registered with the Securities and Exchange Commission, or SEC, as an investment adviser Stock Exchange Listing: that is owned by The RMR Group LLC, or RMR LLC, the operating subsidiary of The RMR Group Inc., or RMR Inc., a holding company listed Nasdaq COMPANY PROFILE COMPANY on The Nasdaq Stock Market LLC, or Nasdaq, under the symbol “RMR”. We collectively refer to RMR Inc. and its consolidated subsidiaries, including RMR LLC, as RMR. Trading Symbol: RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR Common Shares: TRMT primarily provides management services to four publicly traded equity REITs and three real estate related operating businesses. In addition to managing TRMT, RMR manages Hospitality Properties Trust, a REIT that owns hotels and travel centers, Industrial Logistics Properties Trust, a REIT that owns industrial and logistics properties, Office Properties Income Trust, a REIT that owns buildings primarily leased to single tenants Key Data (as of and for the three months and those with high credit quality characteristics such as government entities, and Senior Housing Properties Trust, a REIT that primarily owns ended March 31, 2019): healthcare, senior living and medical office buildings. RMR also provides management services to Five Star Senior Living Inc., a publicly traded (dollars in 000s) operator of senior living communities, Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise ships, and TravelCenters of America LLC, a publicly traded operator and franchisor of travel centers along the U.S. Interstate Highway System Q1 2019 income from and restaurants. RMR also advises the RMR Real Estate Income Fund, a publicly traded closed end fund that invests in publicly traded securities investments, net $ 1,451 of real estate companies, through a wholly owned SEC registered investment advisory subsidiary, as well as manages the RMR Office Property Q1 2019 net income $ 578 Fund, a private, open end core plus fund focused on the acquisition, ownership and leasing of a diverse portfolio of multi-tenant office properties Q1 2019 Core Earnings (1) $ 613 throughout the U.S. As of March 31, 2019, RMR had $30.0 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 1,500 properties and approximately 50,000 employees. Loans held for investment, net $ 180,911 Total Assets $ 196,208 We believe our Manager’s relationship with RMR provides us with a depth of market knowledge that may allow us to identify more investment opportunities and to evaluate them more thoroughly than many of our competitors, including other commercial mortgage REITs. We also believe RMR’s broad platform provides us with access to RMR’s extensive network of real estate owners, operators, intermediaries, sponsors, financial institutions and other real estate related professionals and businesses with which RMR has historical relationships. We also believe that our Manager provides us with significant experience and expertise in investing in investments in middle market and transitional CRE. (1) See Key Definitions on page 7 for a definition of Core Earnings (Loss) and page 15 for the calculation of Core Earnings (Loss) and a reconciliation of net income (loss) determined in accordance with U.S. generally accepted accounting principles, or GAAP, to this amount. Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, March 31, 2019 4

INVESTOR INFORMATION Board of Trustees John L. Harrington Joseph L. Morea Jeffrey P. Somers Independent Trustee Independent Trustee Independent Trustee David M. Blackman Adam D. Portnoy Managing Trustee Managing Trustee INVESTOR INFORMATION INVESTOR Senior Management David M. Blackman G. Douglas Lanois President and Chief Executive Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Tremont Mortgage Trust Financial inquiries should be directed to Two Newton Place G. Douglas Lanois, Chief Financial Officer and Treasurer, 255 Washington Street, Suite 300 at (617) 658-0755 or dlanois@tremontadv.com Newton, MA 02458-1634 (617) 796-7651 Investor and media inquiries should be directed to cranjitkar@trmtreit.com Christopher Ranjitkar, Senior Director, Investor Relations, www.trmtreit.com at (617) 796-7651 or cranjitkar@trmtreit.com Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, March 31, 2019 5

RESEARCH COVERAGE Equity Research Coverage UBS Securities, LLC Citibank Global Markets, Inc Brock Vandervliet Arren Cyganovich, CFA (212) 713-2382 (212) 816-3733 brock.vandervliet@ubs.com arren.cyganovich@citi.com RESEARCH COVERAGE JonesTrading (212) 907-5373 research@jonestrading.com TRMT is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding TRMT’s performance made by these analysts do not represent opinions, forecasts or predictions of TRMT or its management. TRMT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts. Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, March 31, 2019 6

KEY DEFINITIONS Non-GAAP Financial Measures: We present Core Earnings (Loss) which is considered a “non-GAAP financial measure” within the meaning of the applicable SEC rules. Core Earnings (Loss) does not represent net income (loss) or cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or an indication of our cash flows from operations determined in accordance with GAAP, a measure of our liquidity or operating performance or an indication of funds available for our cash needs. In addition, our methodology for calculating Core Earnings (Loss) may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures; therefore, our reported Core Earnings (Loss) may not be comparable to the core earnings as reported by other companies. We believe that Core Earnings (Loss) provides meaningful information to consider in addition to net income and cash flows from operating activities determined in accordance with KEY DEFINITIONS KEY GAAP. This measure helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations. In addition, Core Earnings (Loss) is used in determining the amount of business management and incentive fees payable by us to our Manager under our management agreement. Core Earnings (Loss) We calculate Core Earnings (Loss) as net income (loss), computed in accordance with GAAP, including realized losses not otherwise included in net income (loss) determined in accordance with GAAP, and excluding: (a) the incentive fees earned by our manager (if any); (b) depreciation and amortization (if any); (c) non-cash equity compensation expense; (d) unrealized gains, losses and other similar non-cash items that are included in net income (loss) for the period of the calculation (regardless of whether such items are included in or deducted from net income (loss) or in other comprehensive income (loss) under GAAP) (if any); and (e) one time events pursuant to changes in GAAP and certain non-cash items (if any). Other Measures: All in yield: All in yield is inclusive of the amortization of deferred fees over the initial term of the loan. Maximum Maturity: Maximum maturity assumes all extension options are exercised, subject to the borrower meeting certain conditions. LTV: Loan to Value Ratio, or LTV, represents the initial loan amount divided by the underwritten in-place value at closing. Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, March 31, 2019 7

FINANCIALS West Park I, St. Louis, MO Part of West Park I, West Park II and Pine View Point Office Portfolio $29.5 Million First mortgage whole loan Closed December 2018 ‹#›

FIRST QUARTER 2019 HIGHLIGHTS (1) • First quarter net income and Core Earnings of $578,000 and $613,000, or $0.18 and $0.20 per diluted common share, respectively. • First quarter income from investments, net, of $1.5 million. Financial Results • Book value of equity per common share of $18.85. • Distribution of $0.22 per common share declared in April 2019.(2) • Nine first mortgage whole loans diversified between office, retail, multifamily and hotel collateral, with an aggregate loan commitment of $202.3 million. Loan Portfolio • Weighted average loan maturity of 4.2 years based on maximum maturity (3) dates. • Weighted average coupon of 6.13% and all in yield (3) of 6.73%. • Two first mortgage whole loans with aggregate loan commitments of $47.5 million closed in the first quarter. Loan Originations • Weighted average loan maturity of 3.5 years based on maximum maturity (3) dates. • Weighted average coupon of 5.86%, all in yield (3) of 6.56%. FIRST QUARTER 2019 HIGHLIGHTS • Increased availability under our master repurchase facility with Citibank, N.A., or our Master Repurchase Facility, to $210.0 million in (4) Capitalization February 2019 . • Entered into a $25.0 million credit agreement, or the RMR Credit Agreement, with our Manager in February 2019 (4). • In place leverage of $136.1 million. • All loan investments have floating interest rates and our borrowers have required hedging instruments to mitigate interest rate risk. Interest Rates • Secured borrowings are subject to floating interest rates. • Floating rate assets and floating rate liabilities support earnings stability. (1) As of March 31, 2019, unless otherwise stated. (2) The timing, amount and form of any future distributions is determined at the discretion of our Board of Trustees and will depend upon various factors that our Board of Trustees deems relevant, including our historical and projected income, Core Earnings, the then current and expected needs and availability of cash to pay our obligations and fund our investments, distributions which may be required to be paid by us to qualify for taxation as a REIT, and other factors deemed relevant by our Board of Trustees in its discretion. Therefore, we cannot be sure that we will pay distributions in the future or that the amount of any distributions we do pay will not decrease. (3) See Key Definitions on page 7 for definitions of all in yield and maximum maturity. (4) In May 2019, our Manager increased its total commitment under the RMR Credit Agreement with us to $50.0 million and in connection with this increase Citibank, N.A. increased the maximum amount available for advancements under our Master Repurchase Facility to $250.0 million, with the additional advancements becoming available for borrowing under the facility if and as we borrow under the RMR Credit Agreement or if and as we receive proceeds from any public offering on our common shares or preferred equity, as further provided in the master repurchase agreement. Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, March 31, 2019 9

CONDENSED CONSOLIDATED BALANCE SHEETS (dollars in thousands, except per share data) March 31, December 31, 2019 2018 ASSETS Cash and cash equivalents $ 13,899 $ 27,024 Restricted cash 429 311 Loans held for investment, net 180,911 135,844 Accrued interest receivable 683 344 Prepaid expenses and other assets 286 390 Total assets $ 196,208 $ 163,913 LIABILITIES AND SHAREHOLDERS' EQUITY FinancialAccounts payable, accrued liabilities and deposits $ 1,189 $ 935 Master repurchase facility, net 103,576 71,691 Note payable, net 31,504 31,485 SummaryDue to related persons 8 134 Total liabilities $ 136,277 $ 104,245 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $0.01 par value per share; 25,000,000 shares authorized; 3,178,817 shares issued and outstanding $ 32 $ 32 CONDENSED CONSOLIDATED BALANCE SHEETS CONDENSED CONSOLIDATED Additional paid in capital 62,575 62,540 Cumulative net loss (2,326) (2,904) Cumulative distributions (350) — Total shareholders’ equity 59,931 59,668 Total liabilities and shareholders' equity $ 196,208 $ 163,913 Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, March 31, 2019 10

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (amounts in thousands, except per share data) Three Months Ended March 31, 2019 2018 INCOME FROM INVESTMENTS: Interest income from investments $ 3,000 $ 233 Less: interest and related expenses (1,549) (37) Income from investments, net 1,451 196 OTHER EXPENSES: Management fees (1) — 225 General and administrative expenses 503 545 Reimbursement of shared services expenses 370 375 Total expenses 873 1,145 Net income (loss) $ 578 $ (949) Weighted average common shares outstanding - basic 3,136 3,111 Weighted average common shares outstanding - diluted 3,142 3,111 Net income (loss) per common share - basic and diluted $ 0.18 $ (0.31) (1) In June 2018, our Manager agreed to waive any base management fees otherwise due and payable pursuant to our management agreement for the period beginning July 1, 2018 until June 30, 2020. As a result, we did not recognize any base management fees for the quarter ended March 31, 2019. If our Manager had not agreed to waive these base management fees, we would have recognized base management fees of $223 for the quarter ended March 31, 2019. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS STATEMENTS CONDENSED CONSOLIDATED Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, March 31, 2019 11

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (dollars in thousands) For the Three Months Ended March 31, 2019 2018 CASH FLOWS FROM OPERATING ACTIVITIES: Net income (loss) $ 578 $ (949) Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities: Share based compensation 35 20 Amortization of deferred financing costs 100 38 Amortization of loan origination and exit fees (294) — Changes in operating assets and liabilities: Accrued interest receivable (339) — Prepaid expenses and other assets 111 34 FinancialAccounts payable, accrued liabilities and deposits 186 432 Due to related persons (126) 360 SummaryNet cash provided by (used in) operating activities 251 (65) CASH FLOWS FROM INVESTING ACTIVITIES: Origination of loans held for investment (44,105) — Additional funding of loans held for investment (668) — Net cash used in investing activities (44,773) — CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONDENSED CONSOLIDATED Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, March 31, 2019 12

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) (dollars in thousands) For the Three Months Ended March 31, 2019 2018 CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from master repurchase facility 31,866 — Payments for deferred financing costs (1) (766) Distributions (350) — Net cash provided by (used in) financing activities 31,515 (766) Decrease in cash, cash equivalents and restricted cash (13,007) (831) Cash, cash equivalents and restricted cash at beginning of period 27,335 61,666 Cash,Financial cash equivalents and restricted cash at end of period $ 14,328 $ 60,835 SUPPLEMENTAL DISCLOSURES: InterestSummary paid $ 1,336 $ — SUPPLEMENTAL DISCLOSURE OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH: The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the condensed consolidated balance sheets to the amounts shown in the condensed consolidated statements of cash flows: As of March 31, 2019 2018 Cash and cash equivalents $ 13,899 $ 60,621 Restricted cash 429 214 Total cash, cash equivalents and restricted cash shown in the condensed consolidated statements of cash flows $ 14,328 $ 60,835 Tremont Mortgage Trust CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) STATEMENTS CONDENSED CONSOLIDATED ConfidentialSupplemental Operating and Financial Data, March 31, 2019 13

DEBT SUMMARY (dollars in thousands) Principal Balance Coupon Rate Initial Maturity Date as of March 31, 2019 DEBT SUMMARY Financings Under Master Repurchase Facility (Repo): Office, Metairie, LA L + 2.35% 04/11/2021 $ 12,377 Office, Houston, TX L + 2.15% 06/26/2021 9,544 Office, Scarsdale, NY L + 2.25% 07/31/2021 10,412 Retail, Paradise Valley, AZ L + 2.10% 11/30/2020 4,415 Office, St. Louis, MO L + 1.85% 11/06/2021 19,830 Hotel, Atlanta, GA L + 2.00% 11/06/2021 16,425 Multifamily, Rochester, NY L + 2.00% 11/06/2021 18,413 Retail, Coppell, TX L + 2.10% 02/05/2021 13,032 Subtotal/weighted average Repo L + 2.07% 104,448 Financing under note payable: Hotel, Queens, NY L + 2.15% 07/19/2021 31,690 Total/weighted average L + 2.09% $ 136,138 Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, March 31, 2019 14

RECONCILIATION OF NET INCOME (LOSS) TO CORE EARNINGS (LOSS)(1) ) (amounts in thousands, except per share data) Three Months Ended March 31, 2019 2018 Reconciliation of Net Income (Loss) to Core Earnings (Loss): (1) Net income (loss) $ 578 $ (949) Non-cash equity compensation expense 35 28 Core Earnings (Loss) $ 613 $ (921) Weighted average common shares outstanding - basic 3,136 3,111 Weighted average common shares outstanding - diluted 3,142 3,111 Core Earnings (Loss) per common share - basic and diluted $ 0.20 $ (0.30) (1) See Key Definitions on page 7 for a definition of Core Earnings (Loss), a description of why we believe it's an appropriate supplemental measure and a description of how we use this measure. RECONCILIATION OF NET INCOME (LOSS) TO CORE EARNINGS (LOSS) OF NET INCOME (LOSS) TO RECONCILIATION Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, March 31, 2019 15

PORTFOLIO OVERVIEW West Park I, St. Louis, MO Part of West Park I, West Park II and Pine View Point Office Portfolio $29.5 Million First mortgage whole loan Closed December 2018‹#›

FIRST QUARTER 2019 LOAN ORIGINATIONS AND PORTFOLIO SUMMARY (dollars in thousands) First Quarter 2019 Portfolio Activity $202,267 Total Commitments Unfunded Commitments $19,870 Unfunded Commitments $668 First Quarter Portfolio Summary $44,600 2019 as of Originations March 31, 2019 vv Number of loans 2 9 $182,397 Principal Balance Balance Average loan commitment $23,733 $22,474 $137,129 Total loan commitments $47,465 $202,267 Unfunded loan commitments $2,865 $19,870 Q4 2018 Portfolio Originations Funding Q1 2019 Portfolio Principal balance $44,600 $182,397 Loans Originated by Quarter $66,290 Weighted average coupon rate 5.86% 6.13% $12,063 $55,210 (1) Weighted average all in yield 6.56% 6.73% $1,917 $47,465 Total Commitments (1) Weighted average maximum maturity 3.5 4.2 $2,865 Unfunded Commitments Weighted average LTV (1) 73% 71% $33,302 $4,628 vv $53,293 $54,227 (1) See Key Definitions on page 7 for definitions of all in yield, maximum maturity and LTV. $44,600 Principal Balance $28,674 FIRST QUARTER 2019 LOAN ORIGINATIONS AND PORTFOLIO SUMMARY FIRST QUARTER 2019 LOAN ORIGINATIONS Q2 2018 Q3 2018 Q4 2018 Q1 2019 Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, March 31, 2019 17

LOAN INVESTMENT DETAILS (dollars in thousands) First Mortgage Whole Loans as of March 31, 2019: Committed Maximum Maximum Property Origination Principal Principal Coupon All in Maturity (1) Years Location Type Date Amount Balance Rate Yield (1) (date) Remaining LTV (1) Metairie, LA Office 04/11/2018 $ 18,102 $ 16,502 L + 5.00% L + 5.66% 04/11/2023 4.1 79% Houston, TX Office 06/26/2018 15,200 13,430 L + 4.00% L + 4.61% 06/26/2023 4.3 69% Queens, NY Hotel 07/18/2018 40,363 39,613 L + 3.50% L + 3.89% 07/19/2023 4.4 71% Scarsdale, NY Office 07/31/2018 14,847 13,984 L + 4.00% L + 4.57% 07/31/2023 4.4 76% Paradise Valley, AZ Retail 11/30/2018 12,790 5,928 L + 4.25% L + 6.27% 11/30/2022 3.7 48% St. Louis, MO Office 12/19/2018 29,500 26,440 L + 3.25% L + 3.76% 12/19/2023 4.8 72% Atlanta, GA Hotel 12/21/2018 24,000 21,900 L + 3.25% L + 3.75% 12/21/2023 4.8 62% LOAN INVESTMENT DETAILS Rochester, NY Multifamily 01/22/2019 24,550 24,550 L + 3.25% L + 3.86% 01/22/2024 4.9 74% Coppell, TX Retail 02/05/2019 22,915 20,050 L + 3.50% L + 4.31% 02/05/2021 1.9 73% Total/Weighted Average $ 202,267 $ 182,397 L + 3.64% L + 4.24% 4.2 71% First Mortgage Whole Loans Closed Subsequent to March 31, 2019: Committed Maximum Maximum Property Origination Principal Principal Coupon All in Maturity (1) Years Location Type Date Amount Balance Rate Yield (1) (date) Remaining LTV (1) Barrington, NJ Industrial 05/06/2019 37,600 34,900 L + 3.50% L + 4.05% 05/06/2023 4.0 79% Houston, TX Multifamily 05/10/2019 $ 28,000 $ 27,475 L + 3.50% L + 4.37% 11/10/2022 3.5 56% Total/Weighted Average $ 65,600 $ 62,375 L + 3.50% L + 4.19% 3.8 69% (1) See Key Definitions on page 7 for definitions of LTV, all in yield and maximum maturity. Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, March 31, 2019 18

LOAN PORTFOLIO DIVERSIFICATION (dollars in thousands) Geographic Diversification by Investment (based on book value of loans held for investment as of March 31, 2019) Maximum Maturity (1) Profile (based on principal balance as of March 31, 2019) Midwest: 14% West: 3% $160,000 East: 44% $140,000 $131,869 $120,000 South: 39% $100,000 $80,000 Property Type by Investment $60,000 (based on book value of loans held for investment as of March 31, 2019) LOAN PORTFOLIO DIVERSIFICATION $40,000 $24,550 Multifamily: 13% Retail $20,050 $20,000 $5,928 $0 Retail: 14% Office: 39% 2019 2020 2021 2022 2023 2024 Hotel: 34% (1) See Key Definitions on page 7 for the definition of maximum maturity. Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, March 31, 2019 19

INTEREST RATE SENSITIVITY (dollars in thousands) $300 t $250 e N , s t n $200 e m t s e v $150 n I m o r f $100 e m o c n I $50 l a u n n $0 A l a t n e INTEREST RATE SENSITIVITY INTEREST RATE -$50 m e r c n I -$100 -$150 (0.50)% (0.25)% 0.25% 0.50% Change in USD LIBOR The interest income on our loan investments and interest expense on our borrowings float with London Inter-bank Offered Rate, or LIBOR. Because we generally lever approximately 75% of our investments, as LIBOR increases, our income from investments, net of interest and related expenses, will increase and, as LIBOR decreases, our income from investments, net of interest and related expenses, will decrease. We have interest rate floor provisions in our loan agreements with borrowers. As such, decreases to our income from investments caused by decreases in LIBOR may be limited and may not change proportionally. The above table illustrates the incremental impact on our annual income from investments, net, due to increases and decreases of 25 basis points and 50 basis points in LIBOR. Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, March 31, 2019 20

CAPITAL STRUCTURE OVERVIEW (amounts in thousands) Capital Structure Composition Leverage Capacity (1) (as of March 31, 2019) (as of March 31, 2019) $250,000 Equity: 31% $200,000 $150,000 $105,552 Repo: 53% $100,000 $50,000 $104,448 $31,690 $25,000 $0 Note Payable: 16% Master Repurchase Facility Note Payable RMR Debt Advanced Unused Capacity Debt to Investment CAPITAL STRUCTURE OVERVIEW CAPITAL (as of March 31, 2019) $250,000 Capital Structure Detail (as of March 31, 2019) Maximum Coupon Initial Maturity Principal Credit Facilities (1) (2) $200,000 $182,397 Facility Size Rate Date Balance Master Repurchase Facility $ 210,000 L + 2.07% 11/06/2021 $ 104,448 Note payable (3) $ 32,290 L + 2.15% 07/19/2021 31,690 $150,000 $136,138 RMR Credit Agreement $ 25,000 6.50% 02/04/2022 — Total Debt $ 136,138 $100,000 Book Value per Common Share Shareholders’ equity $ 59,931 $50,000 Total outstanding common shares 3,179 Book value per common share $ 18.85 $0 (1) See note 4 on page 9, for information on the May 2019 increases to our debt arrangements. Investments Secured Financing (2) Weighted average rate based on principal balances as of March 31, 2019. (3) Note payable has two, one year extension periods, subject to us paying an extension fee and meeting certain conditions. Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, March 31, 2019 21

WARNING CONCERNING FORWARD-LOOKING STATEMENTS This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward- looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control.  The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward- looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. WARNING CONCERNING FORWARD-LOOKING STATEMENTS CONCERNING FORWARD-LOOKING WARNING Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, March 31, 2019 22